Health Net, Inc. Health Net, Inc. Investor Conference Investor Conference November 18, 2008 Exhibit 99.1

Cautionary Statement
All statements in this presentation, other than statements of historical information provided herein, including but not limited to the guidance for future periods included herein and the assumptions underlying such projections, may be deemed to be forward-
looking statements and as such are subject to a number of risks and uncertainties. These statements are based on management’s analysis, judgment, belief and expectation only as of the date hereof, and are subject to uncertainty and changes in circumstances.
Without limiting the foregoing, the guidance as to expected future period results and statements including the words “believes,” “anticipates,” “plans,” “expects,” “may,”
“should,” “could,” “estimate,” “intend” and other similar expressions are intended to identify forward-looking statements. Actual results could differ materially due to, among other things, rising health care costs, negative prior period claims reserve developments, additional investment portfolio impairment charges, changes in the economy, volatility in the financial markets, trends in medical care ratios, unexpected utilization patterns or unexpectedly severe or widespread illnesses, membership declines, rate cuts affecting our
Medicare or Medicaid business, issues relating to provider contracts, litigation costs, regulatory issues, operational issues, health care reform and general business and market conditions. Additional factors that could cause actual results to differ materially from those reflected in the forward-looking statements include, but are not limited to, the risks discussed in the “Risk Factors” section, included within the company's most recent Annual
Report on Form 10-K and subsequent quarterly reports on Form 10-Q filed with the SEC.
Audience members are cautioned not to place undue reliance on these forward-looking statements. The company undertakes no obligation to publicly revise its guidance, the assessment of the underlying assumptions or any of its forward-looking statements to reflect events or circumstances that arise after the date of these presentations.

Non-GAAP Measures
These presentations include quarterly and full-year income statement measurements that are not calculated and presented in accordance with
Generally Accepted Accounting Principles. Audience participants should refer to the reconciliation table available in the company’s third quarter
2008 earnings press release, available on the company’s Web site at
www.healthnet.com, which reconciles certain non-GAAP financial information to GAAP financial information.
These presentations also include underlying health care cost trend metrics that reflect the impact of prior period incurred development which has been included in the appropriate incurred period.
Management believes that the non-GAAP financial information discussed in these presentations is useful as it provides the audience a basis to better understand the company’s results by excluding items that are not indicative of our core operating results for the periods presented. In addition, the company believes that the underlying health care cost metrics provide the audience with a more accurate assessment of these trends which the company uses to appropriately price its products.

Registration & Continental Breakfast 7.30 a.m.
8.00 – 8.30 a.m. Introduction & Strategic Review
Angie McCabe, Vice President, Investor Relations
Jay Gellert, President & Chief Executive Officer
8.30 – 10.00 a.m. Review of Operations & Operations Strategy Update
Jim Woys, Chief Operating Officer
Federal Services / MHN
Steve Tough, President, Health Plans and Government Programs
Medicare Programs
Scott Kelly, Chief Government Programs Officer
California Market
Steve Sell, President, Health Net of California
10.00 – 10.30 a.m. Financial Review
Joseph Capezza, Chief Financial Officer
10.30 – 11.00 a.m. Q&A Panel
11.00 a.m. Closing Remarks
Jay Gellert, President & Chief Executive Officer
Agenda

Health Net, Inc. Health Net, Inc. Investor Conference Investor Conference

Strategic Review Strategic Review Jay Gellert President and Chief Executive Officer November 18, 2008

Strategic Review
Strategic Review
•
Basic assets are solid
–
TRICARE/MHN
–
California/Oregon
•
2008 performance was impaired by:
–
Medicare
–
Arizona
–
Northeast
•
The 2009 bid addresses the Medicare issues
•
While our other operations have critical mass,
there is a scale problem in:
–
Arizona
–
Northeast
•
The balance sheet is strong

8 HNT Business Unit Profile HNT Business Unit Profile High High Revenue represented by size of circle Pretax Margin CA/OR SPD HNFS/MHN NE AZ

Northeast and Arizona:
Northeast and Arizona:
Scale Issues
Scale Issues
•
2009 combined revenues expected to be between $3.7 billion to
$3.8 billion
•
Combined year-end 2008 membership of:
–
580,000 Commercial members
–
131,000 Medicare members
–
46,000 Medicaid members
•
Operate G&A at approximately 12 percent of premium.
With scale, the marginal G&A of these businesses should be
approximately 7 percent of premium
•
Health care unit costs are higher than the median for the
competition by an average of at least 5 percent
•
Projected to operate on a breakeven basis in 2009 due to
Medicare improvements
•
Approximately $500 million of excess cash in these entities to meet regulatory requirements

TRICARE/MHN, California/Northwest
TRICARE/MHN, California/Northwest
and Senior Products
and Senior Products
•
Combined revenues expected to be approximately
$12 billion in 2009
•
These operations have approximately:
–
1.5 million commercial members
–
165,000 MA members
–
760,000 Medicaid members
–
500,000 PD members
–
2.9 million TRICARE eligibles
–
5 million EAP members
•
Health plan G&A is expected to be approximately 8.7% in 2009
•
Health plan and HNFS health care costs are competitive
•
Expected to generate approximately $400 million of pretax
income in 2009

11 Our Direction Our Direction • Address Arizona/Northeast issues • Achieve 2009 plan • Maintain and improve balance sheet • Continue to review strategy

Introduction to the Introduction to the Operations Organization Operations Organization Jim Woys Executive Vice President and Chief Operating Officer November 18, 2008

•
Reorganized, energized and ready-to-go
•
Most successful managers in the company
•
Know markets and customers
•
Focused on California, Oregon
and Federal Services
•
Release potential of HNT’s opportunities for near- and
long-term improvement
A New Management Team

14 Immediate Focus Grow Profitably Actively manage the trend Improve operational performance

Profitable Growth
Profitable Growth
• Unified sales, market,
product approach
• Appropriate pricing structure
• Clear, targeted growth in
identified markets and segments
• Margin expansion and
profitable growth
Key Strategy
Key Strategy
Attack and defend where clear value proposition exists
Key Commercial Markets
Key Commercial Markets
California, Oregon
Key Lines of Business
Key Lines of Business
Commercial, Medicare, Medicaid, TRICARE, MHN
Expected Results
Expected Results
Actions Taken
Actions Taken

Managing Trend
Managing Trend
• Results-oriented structure
• Geographical review of hospital
and provider contracts
• Care management programs
• Predictable health care costs
Key Strategy
Key Strategy
Predictability and proactive management
Key Management Tactics
Key Management Tactics
•
Unit cost – multi-year agreements,
administrative ease, billed charges
•
Utilization – predictive modeling, high intensity care
management, appropriate hospitalization, analytics
and reporting
Expected Results
Expected Results
Actions Taken
Actions Taken

Operational Excellence
Operational Excellence
• Consolidated operation
management, analytics
and reporting
• Reduced variation
• Outsourcing transactional jobs
• Driving electronic channel making
it easy to do business with HNT
• Better Service – less cost
Key Strategy
Key Strategy
Great at the basics
Key Management Tactics
Key Management Tactics
Consolidate and centralize
Predictable, stable core operations
Performance driven
Expected Results
Expected Results
Actions Taken
Actions Taken

18 Near-Term Goals Improve shareholder value Increase value of franchise Deliver profitable results

The Operations Team
•
Steven Tough
President, Health Plans and Government Programs
–
Steven Sell
President, Health Net of California
–
Scott Kelly
Chief Government Programs Officer
•
John Sivori
President, Regional Health Plans and Pharmacy
•
Dr. Jonathan Scheff
Chief Medical Officer
•
Scott Law
Chief Network Management Officer
•
Kathleen Richard
Customer Experience Officer
•
Duncan Rose
Chief Information Officer

2008 - 2008 - 2009 2009 Operational Performance Operational Performance Jim Woys Executive Vice President and Chief Operating Officer November 18, 2008

2008 and 2009 Guidance
2008 and 2009 Guidance
2008 2009
Membership
Commercial Risk -8 to -9% -3 to -5%
Medicaid +6 to 7% +2 to +3%
Medicare Advantage (incl PFFS) +20 to 25% -1 to -2%
PDP +40 to 45% -15 to -20%
Commercial Yields ~ 8.3% ~ 9 to 9.5%
Commercial HCC Trends ~ 10.9% ~ 40 to 60 bps < yield
G&A Expense Ratio ~ 9.5% ~ 9.6 to 9.8%

Understanding the Underlying Trend
Understanding the Underlying Trend
Conducted in-depth analyses of:
Conducted in-depth analyses of:
•
Underlying trends for all markets and all segments
for 2007, 2008 and expected 2009
•
Actual trends based on incurred dates after
adjusting for all prior period changes
•
Prior pricing actions and product and benefit designs
•
Current pricing actions for 2009
•
Current network contract status and effect of recent
and current contract negotiations on 2009 unit costs
•
Utilization management practices including current
and prospective initiatives

Guidance vs. Underlying Trend
Guidance vs. Underlying Trend
2008 2009
Guidance 10.9% 8.6% - 8.9%
Effect Guardian (2.7%)
Revised 8.2%
Effect of Prior Period (1.4%) .5%
Net Underlying Trend 6.8% 9.1% - 9.4%

2008 and 2009 Commercial
2008 and 2009 Commercial
Health Care Cost Trends
Health Care Cost Trends
Underlying health care cost trend after adjusting for prior period development and effect of Guardian transaction
(1)
(1)
Commercial
'07 - '08 '08 - '09
Yield 8.3% 9.0% - 9.5%
Health Care Cost
Physician
Physician - Claims 2.4% 4.4%
Physician - Capitation 5.5% 7.4%
Physician Total 4.0% 6.2%
Hospital
Hospital - Inpatient 10.1% 9.5%
Hospital - Outpatient 8.5% 10.5%
Hospital - Capitation 3.9% 12.0%
Hospital Total 9.0% 11.1%
Pharmacy 6.3% 4.2%
Other 7.3% 15.0%
Total 6.8% 9.1%
% Change

2008 Commercial Unit Cost
2008 Commercial Unit Cost
and Utilization Metrics
and Utilization Metrics
Underlying operational health care cost metrics after adjusting for prior period development
(1)
(1)
Unit Cost & Utilization Q1 Q2 Q3
Hospital
Inpatient
Days/1,000 5.0% 4.1% 10.7%
Admits/1,000 1.3% 2.2% 6.6%
ALOS 3.6% 1.8% 3.8%
Cost/Day -6.3% -5.5% 8.3%
Outpatient Surgery
Cases/1,000 -0.4% 2.7% 5.9%
Cost/Case 7.1% 10.6% 7.2%
ER
Cases/1,000 0.1% -1.8% 1.3%
Cost/Case 9.6% 13.9% 10.5%
% Change (year-over-year)
2008

26 Underlying Medicare Trend Underlying Medicare Trend 2008 2009 Expected 6.4% 4.5% Effect of Prior Period .2% (.1)% Net Underlying Trend 6.6% 4.4% Note: Metrics exclude Medicare Part D

2007 to 2009 Medicare
2007 to 2009 Medicare
Health Care Costs
Health Care Costs
Underlying health care cost trend after adjusting for prior period development and effect of Guardian transaction
(1)
(1)
Medicare Advanatage
'07 - '08 '08 - '09
Yield 2.6% 6.0%
Health Care Cost
Physician
Physician - Claims 13.6% 14.1%
Physician - Capitation -2.1% -6.1%
Physician Total 5.0% 3.7%
Hospital
Hospital - Inpatient 15.4% 6.8%
Hospital - Outpatient 3.6% 11.2%
Hospital - Capitation -15.7% -12.2%
Hospital Total 6.4% 4.6%
Pharmacy 10.0% 5.3%
Other 35.3% 8.7%
Total 6.6% 4.4%
% Change

2008 Medicare Unit Cost
2008 Medicare Unit Cost
and Utilization
and Utilization
Underlying operational health care cost metrics after adjusting for prior period development; excludes Private Fee-for-Service
(1)
(1)
Medicare Advantage
Unit Cost & Utilization Q1 Q2 Q3
Hospital
Inpatient
Days/1,000 5.0% 4.1% 10.7%
Admits/1,000 1.3% 2.2% 6.6%
ALOS 3.6% 1.8% 3.8%
Cost/Day -6.3% -5.5% -4.3%
SNF
Days/1,000 -0.4% 1.0% 5.7%
Admits/1,000 0.8% 2.6% -0.7%
ALOS -1.2% -1.5% 0.5%
Cost/Day -9.1% -0.4% -5.2%
Outpatient Surgery
Cases/1,000 4.4% 4.1% 2.6%
Cost/Case -4.9% -3.5% -2.5%
ER
Cases/1,000 3.8% 7.2% 5.5%
Cost/Case -12.9% -7.4% -5.4%
2008

Commercial Commercial

2009 Underlying Health Care Cost Trend:
2009 Underlying Health Care Cost Trend:
HNCA –
HNCA –
Commercial
Commercial
Hospital trends reflect conversion of two hospitals from capitated to noncapitated arrangements
Underlying health care cost trend after adjusting for prior period development
(1)
(2)
(1)
(2)
'07 - '08 '08 - '09
Yield 6.5% 9.1%
Health Care Cost
Physician
Physician - Claims 6.1% 5.3%
Physician - Capitation 5.0% 7.2%
Physician Total 5.3% 6.8%
Hospital
Hospital - Inpatient 12.9% 10.3%
Hospital - Outpatient 9.9% 12.4%
Hospital - Capitation 1.8% 9.8%
Hospital Total 10.5% 11.0%
Pharmacy 6.5% 3.4%
Other -11.7% 11.2%
Total 7.8% 8.8%
% Change

2008 Financial Performance:
2008 Financial Performance:
HNCA –
HNCA –
Commercial
Commercial
Based on membership in noncapitated hospital arrangements (approximately 82% of total membership)
Underlying operational health care cost metrics after adjusting for prior period development
(1)
(2)
(1)
(2)
Unit Cost & Utilization Q1 Q2 Q3
Hospital
Inpatient
Days/1,000 7.2% 1.0% 3.1%
Admits/1,000 -0.1% -2.4% 0.6%
ALOS 7.3% 3.5% 2.5%
Cost/Day 6.2% 3.1% 5.5%
Outpatient Surgery
Cases/1,000 1.1% 4.0% 5.0%
Cost/Case 4.3% 9.4% 5.1%
ER
Cases/1,000 -1.2% -1.5% 1.1%
Cost/Case 7.7% 11.7% 5.3%
% Change (year-over-year)
2008

2008 Performance:
2008 Performance:
HNCA –
HNCA –
Commercial
Commercial
•
Pressure on premium yields due to
competitive environment
•
Higher health care costs
– Flu season
– Late development impacting unit
cost assumptions
• Two groups converted from dual to
shared risk
• Cancelled hospital contracts
– Savings from cost containment activities
less than expected

2009 Expectations:
2009 Expectations:
HNCA –
HNCA –
Commercial
Commercial
•
Focused, clear and simple plan block-and-tackle
•
82% book is priced at a yield of 9.1%
– 99% of Special Accounts (1/3 membership) under contract
– Assumes 1% higher rating compared to 2008 and a lower
impact from mix changes (geography, network, and account)
•
Baseline data for pricing is known
– Professional:   74%
– Institutional:   57%
– Other:            62%
•
Conservative expectations on utilization improvement
Percent under contract

2009 Health Care Cost Trend Expectations:
2009 Health Care Cost Trend Expectations:
Oregon -
Oregon -
Commercial
Commercial
Underlying health care cost trend after adjusting for prior period development
(1)
(1)
'07 - '08 '08 - '09
Yield 5.7% 7.9%
Health Care Cost
Physician
Physician - Claims 7.3% 6.6%
Physician - Capitation 0.0% 0.0%
Physician Total 7.3% 6.6%
Hospital
Hospital - Inpatient 14.3% 4.5%
Hospital - Outpatient 3.8% 2.9%
Hospital - Capitation 0.0% 0.0%
Hospital Total 8.9% 3.7%
Pharmacy 11.6% 4.9%
Other 9.4% 8.9%
Total 8.7% 5.1%
% Change

2009 Health Care Cost Trend Expectations:
2009 Health Care Cost Trend Expectations:
Northeast -
Northeast -
Commercial
Commercial
Underlying health care cost trend after adjusting for prior period development and effect of Guardian transaction
(1)
(1)
'07 - '08 '08 - '09
Yield 6.7% 5.3%
Health Care Cost
Physician
Physician - Claims 2.3% 4.0%
Physician - Capitation 3.2% 9.0%
Physician Total 2.5% 4.8%
Hospital
Hospital - Inpatient 0.0% 6.3%
Hospital - Outpatient 6.4% 6.8%
Hospital - Capitation 56.7% 155.1%
Hospital Total 3.3% 7.5%
Pharmacy 7.6% 5.2%
Other 52.5% 19.6%
Total 5.0% 6.5%
% Change

2009 Health Care Cost Trend Expectations:
2009 Health Care Cost Trend Expectations:
Arizona -
Arizona -
Commercial
Commercial
Underlying health care cost trend after adjusting for prior period development
(1)
(1)
'07 - '08 '08 - '09
Yield 4.7% 8.0%
Health Care Cost
Physician
Physician - Claims 9.7% 4.3%
Physician - Capitation 11.4% 11.1%
Physician Total 9.7% 4.5%
Hospital
Hospital - Inpatient 6.8% 14.9%
Hospital - Outpatient 13.2% 9.6%
Hospital - Capitation 9.8% 4.9%
Hospital Total 9.3% 12.6%
Pharmacy 12.0% 9.8%
Other 13.3% 26.9%
Total 9.9% 9.4%
% Change

2008 Performance:
2008 Performance:
Oregon, Northeast, Arizona –
Oregon, Northeast, Arizona –
Commercial
Commercial
•
Oregon
– Continued solid performance
– Membership = generally flat
• Emerging strength in small group market (4Q08)
– Revenue
• Lower than necessary yield in mid-size and large groups
– Health care costs
• Higher than normal frequency of high cost cases
•
Northeast
– Pricing discipline resulted in commercial membership losses
• Lapsed less profitable large group business
– Maintained competitive MCR’s
– G&A level impacted pricing competitiveness
•
Arizona
– Higher than expected commercial catastrophic claims and case-mix negatively impacting 2008 run-rate
– Overall care intensity driving higher than expected unit cost trends across all products and segments
– Increased physician trends driven solely by higher utilization and coding intensity across all products and segments
– Solid Medicare Advantage growth, but lower than expected margins due to the higher than expected health care cost trends

2009 Expectations:
2009 Expectations:
Oregon, Northeast, Arizona
Oregon, Northeast, Arizona
•
Oregon
– Continued positive performance
– Expect some health care cost recovery by assuming normal frequency of high cost cases
– Positive yield on mid-size and large group business due to the pricing corrections occurring in the market
•
Northeast
– Stabilizing commercial membership losses
• Implementing targeted pricing actions to improve risk selection and stimulate middle market growth
– Addressing expense levels to improve competitiveness
– NJ small group margin deterioration due to minimum loss ratio regulatory requirement of 80%
•
Arizona
– Commercial book will be repositioned by 12/31/09
– Pricing discipline will slow growth but improve performance
– Provider unit cost trends expected to be single digit and the network is expected to continue to grow
– Continued medical management discipline seeking upside cost mitigation opportunities with a focus on improving patient care

Medicare Medicare

2009 Underlying Health Care Cost Trends:
2009 Underlying Health Care Cost Trends:
Medicare
Medicare
Underlying health care cost trend after adjusting for prior period development
(1)
(1)
Medicare Advantage
'07 - '08 '08 - '09
Yield 2.7% 6.2%
Health Care Cost
Physician
Physician - Claims 13.6% 14.1%
Physician - Capitation -2.1% -6.1%
Physician Total 5.0% 3.7%
Hospital
Hospital - Inpatient 15.4% 6.8%
Hospital - Outpatient 3.6% 11.2%
Hospital - Capitation -15.7% -12.2%
Hospital Total 6.4% 4.6%
Pharmacy 10.0% 5.3%
Other 35.3% 8.7%
Total 6.6% 4.4%
% Change

Medicare: What Happened in 2008?
Medicare: What Happened in 2008?
•
Benefit leader in 2008
•
Experienced substantial growth across MAPD
•
Early 2008 experience led to margin deterioration
– Rich benefits and low member out-of-pocket costs
– Higher utilization than planned
– Lower RAF scores than industry
Revenue HCC GM Member Months MCR (bps)
Total MA 29.5% 34.4% -3.9% 26.1% -331
PMPM change 2.6% 6.6% -23.8%
2007-2008

•
Priced 2009 bids to address MCR concerns across
all products
– Factored for higher-than-expected HCC in 2008
•
Adjusted premiums and benefit design (specialist
co-pay, hospital co-pay) to improve gross margin –
will result in membership deterioration in some plans
•
Contracted industry leading risk adjustment services
•
Targeted Medicare medical management practices
Revenue HCC GM Member Months MCR (bps)
Total MA 7.4% 5.6% 24.8% 1.1% 154
PMPM change 6.0% 4.4% 23.5%
2009 Expectations: Medicare
2009 Expectations: Medicare
2008-2009

Federal Services / MHN Federal Services / MHN Steve Tough President, Health Plans and Government Programs November 18, 2008

2009 and Beyond
2009 and Beyond
•
Relationships with our customers are very strong
•
Service and financial performance has been excellent
•
TRICARE, Military & Family Life Consultants (MFLC)
and EAP programs remain solid cornerstones
•
Base of operations provides a sound foundation for
the future
•
2009 and beyond plan is geared for growth through
diversification
•
Consolidated MHN and HNFS leadership into a
combined management structure
•
Focused on using a common infrastructure and gaining
efficiencies across both organizations

Current TRICARE Contract
Current TRICARE Contract
•
Excellent performance—meeting or exceeding all contract
requirements and benchmarks
•
Top-to-bottom relationship with customer is solid
•
Financial results
–
Expect to reach $2.6 billion in total contract revenue in
2008 (8.5% increase over 2007)
–
Expect to achieve 95% government contract ratio for
the full year 2008
–
On track to achieve the health care cost target for
Option Period 5

Current TRICARE Contract
Current TRICARE Contract
•
Confident of ability to deliver on 2009 plan
–
On track to meet Option Period 5 performance targets
–
Current TRICARE business model continues through
April 2010
–
Engaged in Option Period 6 discussions
–
Based on previous experience, we expect an increase in
revenue consistent with the increase in health care costs
–
Expect Government Contract Ratio to be in the
95.0% to 95.5% range

TRICARE Contract
TRICARE Contract
Re-Procurement Overview
Re-Procurement Overview
•
Proposal delivered at end of June 2008
–
Terms are valid for 270 days (through March 27, 2009)
•
Statement of work is nearly the same as current
TRICARE contract
•
Period of Performance, as currently stated in the RFP
–
Transition from June 1, 2009 to March 31, 2010
–
First Option Period (of five) from April 1, 2010 to
March 31, 2011
•
Well-positioned for award
–
Low-risk, best value solution
–
Strong past performance
–
High stakeholder satisfaction

TRICARE Contract
TRICARE Contract
Re-Procurement Overview
Re-Procurement Overview
•
Three factors in evaluating the proposals
–
Technical approach
–
Past performance
–
Price/cost
•
Extension of current contract
–
Re-procurement terms extended the period of
performance for the current contract through
March 31, 2010
–
Government has the authority to extend for two
additional 6-month periods
•
What will happen?

•
Customer remains our number one priority
•
TRICARE program continues to run extremely well
–
Ongoing partnership with the Government on innovative solutions for military beneficiaries
–
Continued high satisfaction with the TRICARE benefit and
Health Net as a contractor
Recently achieved the highest satisfaction levels among all
stakeholders since the beginning of the contract and the
highest overall satisfaction level to-date in the award fee
process
98% satisfaction among military treatment
facility commanders
Exceptional beneficiary satisfaction (using multiple
measures) – more than a 90% satisfaction rate
Not a single contractual deficiency during the entire term
of the contract
•
Metric performance and satisfaction are the primary basis on which past performance is evaluated
Solid TRICARE Performance
Solid TRICARE Performance

MFLC: A Department of Defense Program
MFLC: A Department of Defense Program
•
Short-term, situational non-medical counseling services
and outreach
•
Assists service members and their families through the
challenges of military life
•
5-year, $300 million contract awarded to MHN effective
April 1, 2007
–
Started as an MHN pilot program in 2004
–
Task order driven
•
More than 500 consultants at 186 locations worldwide seeing
over 300,000 people per month
•
Substantial year-over-year revenue growth:
$50 million in 2007, on target for $100 million in 2008 and
budgeting $140 million in 2009
•
Confident in achieving 2009 revenue:
–
Demand for base non-medical counseling services is increasing
–
Personal financial counseling added to scope of contract

Opportunities
Opportunities
•
International
–
Dubai Health Authority
–
Evolving opportunities in the Middle East
•
Department of Defense
– TRICARE Overseas
– MFLC expansion
– TRICARE/Medicare Pilot
– National Guard and Reserve health care service support
Single team focused on opportunities and
leveraging the infrastructure:

Opportunities
Opportunities
•
Department of Veterans Affairs
–
Regional programs – civilian network and
clinic support
–
Mental/behavioral health surge capacity
–
VetAdvisor expansion (includes TBI and
PTSD screening)
•
Other government and commercial entities
– Targeted commercial market segments (public
employers, labor & trust, student health)
– Targeted Medicare and Medicaid opportunities
– “CalPERS-like” scenarios
– Growing need to support veterans and wounded, ill
and injured service members with TBI and PTSD

Health Net, Inc. Health Net, Inc. Investor Conference Investor Conference

Medicare Programs Medicare Programs Scott Kelly Chief Government Programs Officer November 18, 2008

Medicare Advantage Market
Medicare Advantage Market
•
Broad array of products: HMO/HMO-POS, SNP, PFFS,
PPO, RPPO, PDP
•
Highly regulated and very competitive across
product lines
–
Market continues to grow
HNT accounted for greater than 35% of
industry growth in its markets
–
Regulatory challenges
Marketing limitations
Commission regulations
–
Competitive pricing in the market

Medicare Market View
Medicare Market View
Oregon
CCPs/PFFS/PDP
California
CCPs/PDP
PFFS/MedSup
Washington
PDP/PFFS
Arizona
CCPs/PDP
New Mexico
PDP/PFFS
Texas
PDP/PFFS
Connecticut
CCPs/PDP
PFFS
New York
PDP/PFFS
Hawaii
PDP/PFFS
CCPs & PDP
(may incl. PFFS)
PFFS & PDP
Note: PDP is offered in all 50 states
Massachusetts
PDP/PFFS
Virginia
PDP/ PFFS
North Carolina
PDP/ PFFS
Georgia
PDP/ PFFS
CCPs = Coordinated Care Plans
PFFS = Private Fee-for-Service
PDP = Prescription Drug Plan

Medicare Advantage Positioning
Medicare Advantage Positioning
•
Health Net is now the seventh largest MA plan nationally
–
Limited core market footprint
HNT led growth in its core markets
–
Limited PFFS engagement nationally
•
Health Net grew by 25% nationally
–
Predominance of growth in network-based products (HMO/PPO)
Rank Plan Dec '07 Oct '08 % Share Growth % Growth
1 UnitedHealth Group, Inc. 1,430,280 1,524,600 15.6% 94,320 6.6%
2 Humana Inc. 1,188,862 1,371,646 14.0% 182,784 15.4%
3 Kaiser Foundation Health Plan, Inc. 823,189 837,367 8.6% 14,178 1.7%
4 WellPoint, Inc. 369,638 461,882 4.7% 92,244 25.0%
5 Coventry Health Care Inc. 282,824 376,827 3.8% 94,003 33.2%
6 Aetna Inc. 190,431 362,317 3.7% 171,886 90.3%
7 Health Net, Inc. 232,284 290,033 3.0% 57,749 24.9%
8 Blue Cross Blue Shield of Michigan 190,659 278,932 2.8% 88,273 46.3%
9 Highmark Inc. 233,477 266,390 2.7% 32,913 14.1%
10 Universal American Corporation 232,696 242,777 2.5% 10,081 4.3%
Top 10 Total 5,174,340 6,012,771 61.4% 838,431 16.2%
Total Market 8,468,465 9,791,401 100.0% 1,322,936 15.6%
Source: CMS Enrollment data

Medicare Part D Positioning
Medicare Part D Positioning
•
Health Net ranks eighth nationally among PDP plans
•
Health Net grew by 45% in 2008
•
Adjusted bids to address MCR concerns, resulting in 2009 projected membership deterioration of approximately 98,000 members
–
Expected 2009 MCR improvement: 290 to 300 basis points
–
Expected 2009 gross margin improvement: $5 million to $7 million
Rank Plan Dec '07 Oct '08 %Share Growth %Growth
1 UnitedHealth Group, Inc. 4,891,231 4,095,869 23.5% -795,362 -16.3%
2 Humana Inc. 3,458,903 3,094,310 17.7% -364,593 -10.5%
3 Universal American Corporation 1,643,593 1,835,402 10.5% 191,809 11.7%
4 WellPoint, Inc. 1,229,432 1,394,592 8.0% 165,160 13.4%
5 WellCare Health Plans, Inc. 982,559 989,145 5.7% 6,586 0.7%
6 Coventry Health Care Inc. 722,046 912,261 5.2% 190,215 26.3%
7 CVS Caremark Corporation 361,484 561,486 3.2% 200,002 55.3%
8 Health Net, Inc. 368,121 534,671 3.1% 166,550 45.2%
9 Longs Drug Stores Corporation 249,433 464,188 2.7% 214,755 86.1%
10 Medco Health Solutions, Inc. 314,833 423,718 2.4% 108,885 34.6%
Top 10 Total 14,221,635 14,305,642 82.0% 84,007 0.6%
Market Total 17,239,108 17,438,708 100.0% 199,600 1.2%
Source: CMS Enrollment data

2008 Performance
2008 Performance
•
Benefit leader in 2008
•
Experienced substantial growth across MAPD
•
Early 2008 experience led to margin deterioration
–
Rich benefits and low member out-of-pocket costs
–
Higher utilization than planned
–
Lower RAF scores than industry
2007 - 2008 (Percent Change)
Revenue HCC GM Member MCR
(pmpm) (pmpm) (pmpm)
Months
(bps)
Total MA >2% >6% ~(24%) ~26% ~(330)

2009 Membership Projections
2009 Membership Projections
(in thousands)
2008
Expectations
2009
Guidance % Change
California 132               121
Oregon 23                 26
Arizona 67                 61
Northeast 58                 62
Expansion States 16                 21
Total Medicare Advantage 295              290        -1 to -2%
Health Net
Medicare Advantage Enrollment

2009 Expectations
2009 Expectations
•
Priced 2009 bids to address MCR concerns across
all products
–
Factored for higher than expected HCC in 2008
•
Adjusted premiums and benefit design (specialist
co-pay, hospital co-pay) to improve gross margin –
will cause membership deterioration in some plans
•
Contracted industry-leading risk adjustment services
•
Targeted Medicare medical management practices
2008 - 2009 (Percent Change)
Revenue HCC GM Member MCR
(pmpm) (pmpm) (pmpm)
Months
(bps)
Total MA >6% >4% >23% ~1% >150

Opportunities
Opportunities
•
Revenue enhancement through RAF score improvement
–
Continuation of industry-proven RAF initiatives
in all markets
–
Supplement RAF activity with network
management support
–
Data collection efforts expanded to pull directly from
source systems
•
Ensures complete retrieval of all diagnosis codes
impacting 2008 and 2009 revenue
–
Expansion of chart audits to include 100% of members
every other year
•
Execute on member retention strategy
–
Market differentiators such as Healthy Heart program

California Market California Market Steve Sell President Health Net of California November 18, 2008

HealthNet

Siskiyou
Modoc
Shasta
Lassen
Trinity
Tehama
Plumas
Butte
Glenn
Colusa
Lake
Yolo
Placer
El Dorado
Sonoma
Napa
Solano
Alpine
Calaveras
Tuolumne
Mono
Mariposa
Merced
Madera
Santa Clara
San Benito
Fresno
Inyo
Monterey
Kings
Tulare
San Luis Obispo
Kern
San Bernardino
Santa Barbara
Ventura
Los Angeles
Orange
Riverside
San Diego
Imperial

California Market Dynamics
California Market Dynamics
•
Largest state in U.S. with 37 million people
•
Membership concentrated around high
population density areas
•
Highest managed care penetration in the U.S.
•
Slowing economy
>50,000 Members
20,000-49,999 Members
10,000-19,999 Members
5,000-9,999 Members
1,000-4,999 Members
500-999 Members
<499 Members
Health Net Membership
As of September 30, 2008

Health Net

2008 Health Plan Market Share (All Lines of Business)

26 Million

21%
25%
12%
8%
9%
25%
Anthem
Health Net
United/Pacificare
Kaiser
Blue Shield
Other

2008 Health Plan Market Share (All Lines of Business) Network HMO

9 Million

14%
36%
20%
13%
17%
Anthem
Health Net
United/Pacificare
Blue Shield
Other

2008 Health Plan Market Share (All Lines of Business) HMO

16 Million

8%
21%
12%
8%
10%
41%
Anthem
Health Net
United/Pacificare
Kaiser
Blue Shield
Other

Market Positioning
Market Positioning
Why Buy A Health Net Product?
• $7 billion health plan with
2.2 million members
• Dominant network HMO
• Strong network and provider
partnerships
• Targeted geographies
• Diversified product portfolio
Source: Health Leaders, January 2008 (includes ASO)

Action Plan
Action Plan
•
Focus on the basics
–
Sales and account management
–
Product and marketing
–
Underwriting discipline; population and account level
•
Build on strengths and key differentiators
–
Competitive HMO offering
–
HMO Portfolio (EOA, Silver, Salud, Optimizer)
–
Responsive and high touch service
–
Strong provider network and medical management
•
Play to our “sweet spot”
–
Targeted geographies
–
Segments within the segments

Focus on Sub-Segments
Focus on Sub-Segments
Segments/
Sub-Segments
2008
Revenue
Membership
(12/08
Projected)
Membership
(12/09
Forecast)
B/(W)
Total Commercial $5.0   B 1,355 K (54,000)
Large
–SPA
–L&T
–Mid
$3.5   B
1.7   B
0.3   B
1.5   B
908 K
448 K
74 K
386 K
(36,000)
(27,000)
0
(9,000)
Small/Individual
–Small
–Individual
$1.4   B
1.1   B
0.3   B
413 K
313 K
100 K
(16,000)
0
(16,000)

Action Plan
Action Plan
Market Segment Health Net – Sweet Spot
SPA/L&T Focus: Large CA-centric employers and unions
Need:
– High-touch account management and service
– Price-competitive HMO as slice offering
– Low-cost offering without cost-shift
Mid-Market Focus: Public Entities (Municipalities, Schools, etc.)
Need:
– Local touch with flexibility
– Predictable rate increases
Small Groups Focus: Targeted Geographies and Brokers
Need:
–Solid standard product portfolio = “The wheel”
–Strong broker services
–Stable and predictable
Individual Under strategic review

Challenges
Challenges
•
Convert difficult economic environment into an
opportunity by providing low-cost, profitable options to
individuals and groups
•
Focus on value proposition to offset pricing pressure
•
Improve PPO product – cost structure and servicing for
2010 and beyond
•
Price according to cost trends

Opportunities
Opportunities
•
Well-positioned in California for 2009
–
Strong HMO presence (11% market share)
–
Over 30 years of history in California
–
Provides a low cost option in a strained economy
•
Provide differentiated value compared to competition
–
One of two dominant local HMO options
(excluding Kaiser)
–
Local presence enables strong account management
–
Strong managed care capabilities through network
partnerships and “whole-person health”

Opportunities
Opportunities
•
Focus for 2009
–
Targeted growth in high value geographical markets
–
Offer low-cost options (without unaffordable cost shift)
–
Pursue local opportunities in small, mid- and large
group markets
–
Demonstrated value proposition and strengthened
account services

Health Net, Inc. Health Net, Inc. Investor Conference Investor Conference

Operations Strategy Operations Strategy Update Update Jim Woys Executive Vice President and Chief Operating Officer November 18, 2008

Overview
Overview
Significant progress was made in 2008 in the following
activities as part of our operations strategy:
Performance Improvements
Performance Improvements
System Consolidation
System Consolidation
Application, Infrastructure,
Business Process Outsourcing
Application, Infrastructure,
Business Process Outsourcing

Achieving Operational Excellence
Achieving Operational Excellence
2007 to 2008
Recognize Opportunity
2008 to 2009
Year of Investment
2009 to 2011
Harvesting Benefits
•
Multiple systems
•
Manual processes
and workarounds
•
System
consolidation
planning
•
Sequencing of highest
benefit projects
•
Aging and inefficient
systems and technology
•
Application and
infrastructure
outsourcing
•
Best-in-class
outsourcing partners to
extend capabilities
•
High cost locations
and functions
•
Consolidation of
processes,
management,
footprint
•
Reduced headcount
•
Business process
outsourcing
•
Strategic sourcing
•
Multiple data warehouses
•
Inconsistent operational
metrics
•
Redundant analytical
functions
•
Consolidating
operations
•
Consistent metrics
and analytics
•
Performance-focused
operations

• Improve service delivery while reducing costs
• Economically replace aging technology
• Outsource commoditized IT services
• Improve quality and reliability of IT
development work products
• Eliminate redundancies and variation and
increase performance
• Improve customer service capabilities
• Launch new electronic tools
• Consolidate performance metrics
Capability Improvements
Capability Improvements

Sustainable Results
Sustainable Results
2008 2009 2010 2011
(in thousands except for percentages)
Guidance Guidance Expected Expected
Total Member Months  (excl. PDP) 38,231           36,889           37,488           38,314
Total G&A* 1,088,614 $  1,113,718 $  1,127,526 $  1,118,698 $
G&A % change (year-over-year) -1.1% 2.3% 1.2% -0.8%
Effect of Operations Strategy and G&A Management
Change from  3.5% inflation
expectations and adjusted for
membership changes
(54,733)         (29,488)         (36,064)         (42,484)
Cumulative impact (54,733)         (84,221)         (120,285)      (162,769)
Adjusted G&A Expense Ratio 9.2% 9.1% 8.4% 7.7%
*Excludes MIP, stock-based compensation, Medicare Part D-related G&A expense, and regulatory and operations strategy-related charges

$160
$140
$120
$100
$80
$60
$40
$20
$0
2008
2009
2010
2011
2012
Areas of Improvement
Strategic Sourcing
Staff Reductions
Performance Improvements
Outsourcing
Systems Consolidation

Cost Structure Repositioning
Cost Structure Repositioning
Operations Strategy Improvements
(In Millions)
• Outsourcing accounts for approximately 50% of the overall improvement
• Performance improvements are result of centralized and consolidated operations, uniform metrics, use of electronic channel and decreased use of outside services; leads to increased service levels

$200
$150
$100
$50
$0
-$50
-$100
2008
2009
2010
2011
2012
Savings
Charge
Net

Restructuring Charge/Savings
Restructuring Charge/Savings
Operations Strategy Impact
(In Millions)
Restructuring charges include severance, retention, relocation, performance bonus, consulting, and data center relocation
Break Even Year

80 Guidance vs. Actuals Guidance vs. Actuals Actual / Expectation Guidance 2007 2008 2009 11.0% 10.2% 10.0% 9.5% 9.6% G&A Exceeds Guidance G&A Exceeds Guidance

Financial Review Financial Review Joseph C. Capezza Executive Vice President and Chief Financial Officer November 18, 2008

82 Agenda Agenda • 2008 Results and Guidance • 2009 Expectations

2008 Performance
2008 Performance
•
Commercial premium yields above original guidance
•
Lower commercial membership
•
Medicaid, Medicare Advantage and PDP membership grew
significantly during the year
•
Due to higher cost trends, primarily hospital unit cost and
utilization, year-over-year deterioration in MCR across all
lines of business
•
Strong G&A expense management
•
Negative cash flow due to legal and operations strategy charges
•
Strong, conservative balance sheet and investment portfolio

2008 Balance Sheet Metrics
2008 Balance Sheet Metrics
As of September 30, 2008
Cash and investment holdings $2.2 Billion
Strong Liquidity Ratios:
– Cash ratio 0.98
– Current ratio 1.56
Debt-to-capital ratio 27.6%

Investment Portfolio Highlights
Investment Portfolio Highlights
Market Value $1.8 Billion
–
Net unrealized losses $43 Million
Market value yield-to-maturity 5.3%
Average coupon 5.1%
Average duration 3.9 years
Average rating AA+
Subprime risk -0-
As of September 30, 2008

86 Agenda Agenda • 2008 Results and Guidance • 2009 Expectations

2009 Earnings Guidance
2009 Earnings Guidance
Year-end Membership
•
Commercial Risk  -3 to -5%
•
Medicaid  +2 to +3%
•
Medicare Advantage  -1 to -2%
•
PDP  -15 to –20%
Consolidated Revenues $15.5 to $16 billion
Commercial Premium Yields ~ 9 to 9.5%
Commercial Health Care Cost Trends ~ 40 to 60 bps < yield
Selling Cost Ratio ~ 2.9%
Gov’t Contract Ratio ~ 95.0 to 95.5%
G&A Expense Ratio ~ 9.6 to 9.8%
Tax Rate ~ 38.5 to 38.7%
Shares Outstanding 104 – 105 million
EPS* $2.25 to $2.40
* 2009 guidance excludes expected operations strategy-related charges of $70 million to $80 million

Key Drivers of 2009 EPS Improvement
Key Drivers of 2009 EPS Improvement
* *2009 guidance excludes expected operations strategy-related charges of $70 million to $80 million
* Excludes nine months YTD 2008 litigation-related charges of $59 million, operations strategy-related charges of $53 million, investment impairment of $15 million and expected 4Q08 operations strategy-related charges of $30 million to $35 million
EPS EPS
Guidance Midpoint
2008 Guidance* $1.85-$1.89 1.87 $
Medicare MCR/membership 0.55 $
Commercial MCR/membership 0.25 $
Gov't & Specialty Services 0.07 $
Lower Weighted Average Share Count 0.03 $
SG&A/D&A (0.25) $
Medicaid Rate Reductions (0.11) $
Investment Income (0.09) $
Other P&L Items 0.00 $
2009 Guidance** $2.25-$2.40 2.32 $

Cash Position at the Parent Company
Cash Position at the Parent Company
($ Millions)
Actual cash at Parent (9/30/08) $140
Expected cash at Parent (12/31/08) $210
2009 Annual cash needs
Interest expense 40
Debt repayment 35
Other 10
Total ($85)
Average dividends from subsidiaries $100
Expected cash at Parent (12/31/09) $225
Cash at Parent as % of cash needs (12/31/08)
(12/31/09)
2.5
2.6

2009 Cash & Investments Guidance
2009 Cash & Investments Guidance
•
Operating cash flow approximately 115% of net income
or $275 million to $295 million
•
Capital expenditures of approximately $50 million to
$55 million
•
No share repurchases
•
Maintain strong capital position with a total RBC of
approximately 350%
•
Solid balance sheet, keeping debt-to-total capitalization
under 30%
•
Financial flexibility and liquidity

91 Summary Summary • Visibility to 2009 earnings growth • Focus on margin improvement • Executing on G&A expense management • Investment portfolio and balance sheet strong